SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549
                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
Date  of  Report  (Date  of  earliest  event  reported)     December  10,  1999
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                                  Yournet, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
                            ---------------------------
                          (State or other jurisdiction
                        of incorporation or organization)
                                   88-0164955
                           ----------------------------
                                  (IRS Employer
                               Identification No.)

1005  -  750  West  Pender  Street
Vancouver,  British  Columbia,  Canada     V6C  2T8
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(Address  of  Principal  Executive  Offices)     (Zip  Code)
                                 (604) 681 6186
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               Registrant's Telephone Number, Including Area Code

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
S.W. Hatfield, CPA, has resigned as the independent auditors of the Company as at December 10, 1999.
The auditors' reports on the Company's financial statements in the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
There has been no disagreement between the Company and S.W. Hatfield, CPA on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
The directors of the Company have accepted the resignation of S.W. Hatfield CPA as the independent auditors of the Company and are interviewing candidates for appointment as the Company's new independent auditors.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.
(c)     Exhibits
(16)     Letter  re  change  in  certifying  accountant.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Yournet,  Inc.
                                                    (Registrant)
                                              /s/ John F. Huguet
Date:  December  24,  1999            By:     ----------------------
                                        John  F.  Huguet,  President